FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


Date of Report (Date of earliest event reported):         MARCH 24, 1999
                                                     -----------------------


                             ASCENT ASSURANCE, INC.
                      (formerly, Westbridge Capital Corp.)
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                      1-8538                  73-1165000
----------------------------  -------------------------  ---------------------
(State of Other Jurisdiction  (Commission File Number)    (IRS Employer
of Incorporation)                                         Identification Number)


           110 WEST SEVENTH STREET, SUITE 300, FORT WORTH, TEXAS 76102
   --------------------------------------------------------------------------
        (Address of Principal Executive Offices)              (Zip Code)



                                 (817) 878-3300
   --------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                            WESTBRIDGE CAPITAL CORP.
   --------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



      ***This Form 8-K consists of 4 pages. The Exhibit Index is on page 4.

ITEM 5.  OTHER EVENTS

     On March 24, 1999, Ascent Assurance, Inc. issued a press release. A copy of the press release is attached hereto and incorporated herein in its entirety.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)       Exhibits.

               99.1  Press Release dated March 24, 1999.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ASCENT ASSURANCE, INC.

Dated:  March 25, 1999              By:  /S/ PATRICK J. MITCHELL
                                         ------------------------
                                      Name:  Patrick J. Mitchell
                                     Title:  Chairman & Chief Executive Officer

                                INDEX TO EXHIBITS

   Exhibit No.                         Exhibit
-------------------        ------------------------------------

     99.1                  Press Release dated March 24, 1999



                                                                    EXHIBIT 99.1

FOR:              ASCENT ASSURANCE, INC.
                  (formerly, WESTBRIDGE CAPITAL CORP.)

FROM:    Ascent Assurance, Inc.
         110 West Seventh Street, Suite 300
         Fort Worth, Texas  76102
         (817) 878-3300

                                                 CORPORATE CONTACT:
                                                  Joseph T. Bailey
                                                  Investor Relations
                                                  (817) 877-3048

                                                 FOR IMMEDIATE RELEASE:
                                                  March 24, 1999

                       WESTBRIDGE EMERGES FROM CHAPTER 11;
                       CORPORATE RESTRUCTURING COMPLETED;
                    ANNOUNCEMENT OF CHANGE IN CORPORATE NAME

FORT WORTH, Texas, March 24....Westbridge Capital Corp. (OTC Bulletin
Board:WBBC) announced today that the Company has successfully emerged from the Chapter 11 reorganization proceedings begun in September 1998. All conditions to consummation of the Company's First Amended Plan of Reorganization (the "Plan"), which was confirmed by the Bankruptcy Court on December 17, 1998, have been satisfied. The effective date of the Plan is March 24, 1999, and required closing activities are now complete.

Stock in the new Company is expected to continue to trade on the OTC Bulletin Board until such time as the Company can secure a listing on a formal exchange (see below regarding announcement of change in corporate name). The Company is seeking alternative trading forums for the new Common Stock that will be distributed to holders of certain claims against and equity interests in the Company.

Patrick J. Mitchell, Chairman and CEO, expressed his thanks to employees, policyholders, lenders, state insurance authorities and vendors without whose support the reorganization would not have proceeded at such a remarkable pace. "It was in everyone's best interest to accomplish this reorganization as quickly as possible in order to focus on a new holding company structure less burdened by debt and to emerge with a balance sheet that supports our business. In less than sixteen months, we have stabilized and strengthened our business and given the Company a new strategic focus aligned toward the goal of restoring profitability and creating value for all of our stakeholders - employees, policyholders, vendors and investors."

APPROVED PLAN OF REORGANIZATION

Pursuant to the Plan, creditors and shareholders as of December 10, 1998 are entitled to receive the following distributions in exchange for their claims and equity interests:

     New Convertible Preferred Stock to certain holders of its 11% Senior Subordinated Notes.

     Cash in an amount equal to the Allowed 11% Note Claims held by other holders of 11% Senior Subordinated Notes. Holders of Allowed 11% Note Claims will receive letters of transmittal beginning in April, which they should complete and return along with their old 11% Notes. Their cash will then be distributed. Beneficial noteholders who own their securities in street name through brokers or other nominees should receive information about the exchange of their securities from their brokers or banks.

     The distribution of New Common Stock and Warrants to (a) the Company's general unsecured creditors, (b) holders of the Company's 7-1/2% Convertible Subordinated Notes, (c) holders of the Company's old Series A Convertible Redeemable Exchangeable Preferred Stock, and (d) holders of the Company's old Common Stock. Such Parties will receive letters of transmittal beginning in April, which they should complete and return in accordance with the exchange instructions. Their New Common Stock and Warrants will then be issued. Beneficial security holders who own their securities in street name through brokers or other nominees should receive information about the exchange of their securities from their brokers or banks. The initial distribution of New Common Stock and Warrants is anticipated to begin in April and continue in a series of partial distributions over time.

CHANGE IN CORPORATE NAME TO ASCENT ASSURANCE, INC.

In connection with the emergence from Chapter 11, the Company has announced a change in its corporate name from Westbridge Capital Corp. to Ascent Assurance, Inc. Regarding the change in corporate name, Mr. Mitchell said, "We are pleased to be moving into a new corporate era. As part of our new strategic initiatives, we believe that it is important to symbolize our emergence from Chapter 11 and solidify our new direction and vision for the Company within the umbrella of a new corporate identity."

Ascent Assurance, Inc., through its insurance subsidiaries, underwrites and markets individual medical expense and supplemental health insurance products primarily through a controlled general agency.

(WWW.ASCENTASSURANCE.COM).

         (FORWARD-LOOKING STATEMENTS: The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This press release contains forward-looking statements regarding the intent, belief or current expectations of the Company and members of its senior management team with respect to the timing of, completion of and scope of the current restructuring, reorganization plan, and strategic business plan as well as the assumptions upon which such statements are based. While the Company believes that its expectations are based on reasonable assumptions within the bounds of its knowledge of its business and operations, prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Additional factors that would cause actual results to differ materially from those contemplated within this press release can also be found in the Company's periodic Form 8-K filings during 1998, Form 10-Q for the quarters ended September 30, 1998, June 30, 1998 and March 31, 1998, and the Company's Form 10-K for the year ended December 31, 1997.)